SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549



                                 FORM 8-K/A

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

                               May 15, 2003
             Date of Report (Date of earliest event reported)


                        Atlantic Security Limited
          (Exact name of registrant as specified in its charter)



                                Florida
          (State or other jurisdiction of incorporation)


   000-28835                                        65-0963962
(Commission File Number)                (IRS Employer Identification No.)


                              Glyme House
                           St. John's Street
                         Bicester, Oxfordshire
                               OX2 6SL
                (address of principal executive offices)


                            00 44 1869 242378
         (Registrant's telephone number, including area code)

     (Former name and former address, if changed since last report.)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Business Acquired



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                           ATLANTIC SECURITY LIMITED
                         (A DEVELOPMENT STAGE COMPANY)
                             FINANCIAL STATEMENTS
                             AS OF MARCH 31, 2003

                           ATLANTIC SECURITY LIMITED
                         (A DEVELOPMENT STAGE COMPANY)



                                   CONTENTS


PAGE    1         INDEPENDENT AUDITORS' REPORT

PAGE    2         BALANCE SHEET AS OF MARCH 31, 2003

PAGE    3         STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS FOR
                  THE PERIOD FROM SEPTEMBER 6, 2002 (INCEPTION) TO
                  MARCH 31, 2003

PAGE    4         STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIENCY FOR
                  THE PERIOD FROM SEPTEMBER 6, 2002 (INCEPTION) TO
                  MARCH 31, 2003

PAGE    5         STATEMENT OF CASH FLOWS FOR THE PERIOD FROM SEPTEMBER
                  6, 2002 (INCEPTION) TO MARCH 31, 2003

PAGES 6 - 9       NOTES TO FINANCIAL STATEMENTS

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors of:
Atlantic Security Limited
(A Development Stage Company)

We have audited the accompanying balance sheet of Atlantic Security Limited (a development stage company) as of March 31, 2003, and the related statements of operations and comprehensive loss, changes in stockholders' deficiency and cash flows for the period from September 6, 2002 (inception) to March 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Atlantic Security Limited (a development stage company) as of March 31, 2003 and the results of its operations and its cash flows for the period from September 6, 2002 (inception) to March 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 6 to the financial statements, the Company is in the development stage with no operations, has a negative cash flow from operations of $ 17, and a working capital and stockholders' deficiency of $ 2,898. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans concerning this matter are also described in Note 6. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.



WEBB & COMPANY, P.A.

/s/ WEBB & COMPANY, P.A.
Boynton Beach, Florida
July 14, 2003


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                           ATLANTIC SECURITY LIMITED
                         (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEET
                             AS OF MARCH 31, 2003



ASSETS                                                  $         -
                                                         ---------------



LIABILITIES AND STOCKHOLDERS' DEFICIENCY



CURRENT LIABILITIES
 Stockholder loans                                      $       2,898
                                                         ---------------

TOTAL LIABILITIES                                               2,898

COMMITMENTS AND CONTINGENCIES                                     -

STOCKHOLDERS' DEFICIENCY
 Common stock, $.0158 par value, 1,000,000 shares
 authorized, 39,805 shares issued and outstanding                 627
Additional paid in capital                                        161
Accumulated deficit during development stage                   (2,915)
Accumulated other comprehensive gain                               17
Subscription receivable                                          (788)
                                                         --------------
    Total Stockholders' Deficiency                             (2,898)
                                                         --------------


TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY          $         -
                                                         ==============


See accompanying notes to financial statements.



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                           ATLANTIC SECURITY LIMITED
                         (A DEVELOPMENT STAGE COMPANY)
              STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS
     FOR THE PERIOD FROM SEPTEMBER 6, 2002 (INCEPTION) TO MARCH 31, 2003




OPERATING EXPENSES
 General and administrative                             $        2,915
                                                         ---------------
Total Operating Expenses                                         2,915

LOSS FROM OPERATIONS                                            (2,915)

Provision for Income Taxes                                         -
                                                         ---------------
NET LOSS                                                        (2,915)


OTHER COMPREHENSIVE INCOME
 Foreign currency translation gain                                  17
                                                         ---------------
COMPREHENSIVE LOSS                                      $       (2,898)
------------------                                       ===============

Net loss per share - basic and diluted                  $        (0.07)
                                                         ===============

Weighted average number of shares outstanding during
the period - basic and diluted                                  39,805
                                                         ===============

See accompanying notes to financial statements.


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                           ATLANTIC SECURITY LIMITED
                         (A DEVELOPMENT STAGE COMPANY)
                    STATEMENT OF STOCKHOLDERS' DEFICIENCY
        FOR THE PERIOD FROM SEPTEMBER 6, 2002 (INCEPTION) TO MARCH 31, 2003





                                                                  Accumulated
                                                                    Deficit
                                    Common Stock      Additional    During         Other
                                    ------------        Paid-in   Development   Comprehensive  Subscriptions
                                  Shares      Amount     Capital     Stage         Gain        Receivable      Total
                                  ---------   ------   ----------  -----------  -------------  -------------   -------


Stock issued to
founders ($0.02 per share)        39,805      $  627   $    161    $       -     $     -       $    (788)      $    -


Other comprehensive gain             -           -          -              -            17           -               17

Net loss for the
period from September
6, 2002 (inception)
to March 31, 2003                    -           -          -           (2,915)        -             -           (2,915)

Comprehensive loss                   -           -          -              -            17           -           (2,918)
                                  -----        ------   --------    ------------  ----------    -----------     --------
BALANCE, MARCH 31, 2003           39,805      $  627    $   161     $   (2,915)  $      17     $    (788)       $(2,898)
-----------------------



See accompanying notes to financial statements.

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                           ATLANTIC SECURITY LIMITED
                         (A DEVELOPMENT STAGE COMPANY)
                            STATEMENT OF CASH FLOWS
     FOR THE PERIOD FROM SEPTEMBER 6, 2002 (INCEPTION) TO MARCH 31, 2003





CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                               $     (2,915)
Changes in operating assets and liabilities:
  Stockholder loans                                             2,898
                                                           ------------
Net Cash Used In Operating Activities                             (17)
                                                           ------------


CASH FLOWS FROM INVESTING ACTIVITIES                               -
                                                           ------------

CASH FLOWS FROM FINANCING ACTIVITIES                               -
                                                           ------------

EFFECT OF EXCHANGE RATE ON CASH                                    17
                                                           ------------

NET INCREASE IN CASH                                               -

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                   -
                                                           ------------

CASH AND CASH EQUIVALENTS AT END OF PERIOD               $         -
                                                           ============


SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
----------------------------------------------------------------------

During the period ended March 31, 2003, the Company received subscriptions receivable of $788 for 39,805 shares of common stock.



See accompanying notes to financial statements.

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                           ATLANTIC SECURITY LIMITED
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                             AS OF MARCH 31, 2003


NOTE 1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION
------  -----------------------------------------------------------

(A) Organization
----------------

Atlantic Security Limited  (a development stage company) (the
"Company") was incorporated in the United Kingdom on September 6, 2002, and has elected a fiscal year of March 31.
The Company plans to market security products and asset tracking software.

Activities during the development stage include developing the business plan and raising capital.

On May 15, 2003, the Company consummated a share-exchange agreement whereby it became a wholly owned subsidiary of Atlantic Security, Inc., a Florida corporation (See Note 7).

(B) Use of Estimates
--------------------

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

(C) Cash and Cash Equivalents
-----------------------------

For purposes of the cash flow statements, the Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents.

(D) Foreign Currency Translation
--------------------------------

The functional currency of the Company is the British Pound. The financial statements of the Company are translated to United States dollars using year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transaction occurred. Net gains and losses resulting from foreign exchange translations are included in the statements of operations ands stockholders' equity as other comprehensive gain (loss).

                           ATLANTIC SECURITY LIMITED
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                             AS OF MARCH 31, 2003


(E) Comprehensive Income (Loss)
-------------------------------

The foreign currency translation gain or loss resulting from the translation of the financial statements expressed in British Pounds to United States dollars is reported as other comprehensive gain (loss) in the statement of operations and stockholders' deficiency.

(F) Income Taxes
----------------

The Company accounts for income taxes under the Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.
The Company is organized in England and no tax benefit is expected from the tax credits in the future.

(G) Fair Value of Financial Instruments
---------------------------------------

The carrying amounts of the Company's financial instruments including stockholder loans approximate fair value due to the relatively short period to maturity for this instrument.

(H) Loss Per Share
------------------

Basic and diluted net loss per common share is computed based upon the weighted average common shares outstanding as defined by Financial Accounting Standards No. 128, "Earnings
Per Share." As of March 31, 2003, there were no common stock equivalents.

(I) Business Segments
---------------------

The Company operates in one segment and therefore segment information is not presented.

                           ATLANTIC SECURITY LIMITED
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                             AS OF MARCH 31, 2003



(J) New Accounting Pronouncements
---------------------------------

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities". SFAS 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". The changes in SFAS No. 149 improve financial reporting by requiring that contracts with comparable characteristics be accounted for similarly. This statement is effective for contacts entered into or modified after June 30, 2003 and all of its provisions should be applied prospectively. The adoption of this pronouncement will not have a material effect on the Company's financial position or results of operations.

NOTE 2	STOCKHOLDER LOANS
------  -----------------

During 2003, the Company received loans from two stockholders to fund operations. The loans are non-interest bearing and due on demand (See Note 5).

NOTE 3	COMMITMENTS AND CONTINGENCIES
------  -----------------------------

During December 2002, the Company entered into a worldwide non-exclusive distribution agreement (the "Agreement") to distribute the SatraX asset-trading software. The Agreement is for a term of twelve months with a twelve-month extension upon mutual consent of the parties. Either party has the right to terminate the contract after the initial twelve-month period upon sixty days notice. The Agreement calls for the Company to pay a $31,600 license fee for the Agreement to become effective. As of July 14, 2003, the Company has not paid the license fee.

During January 2003, the Company signed an agreement under which it has a ten-month option to acquire all the outstanding shares of two companies that hold intellectual property rights to the Biological Substance Detector and Molecular Detector. The agreement calls for the Company to make an initial payment of approximately $3,149,000 and bonus and milestone payments of approximately $4,724,000 to exercise its option. In addition, the agreement calls for the Company to pay approximately $3,149,000 in bonus payments for each of the first two sales of products using the intellectual property.

                           ATLANTIC SECURITY LIMITED
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                             AS OF MARCH 31, 2003



NOTE 4	STOCKHOLDERS' DEFICIENCY
------  ------------------------

(A) Issuance of Common Stock to Founders
    ------------------------------------

During the period ended March 31, 2003, the Company issued
39,805 shares of common stock for a subscription receivable of $ 788.

NOTE 5	RELATED PARTY TRANSACTIONS
------  --------------------------

During 2003, the Company received loans from two stockholders to fund operations (See Note 2).

NOTE 6	GOING CONCERN
------  -------------

As reflected in the accompanying financial statements, the Company is a development stage company with no revenues, has a negative cash flow from operations of $17, and a working capital and stockholders' deficiency of $2,898. These factors raise substantial doubt about its ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company's ability to further implement its business plan, raise capital and generate revenues. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

The Company is negotiating with capital funding sources and service providers to implement its business plan. Management believes that actions presently being taken to raise capital and implement its business plan provides the opportunity for the Company to continue as a going concern.

NOTE 7	SUBSEQUENT EVENT
------  ----------------

On May 15, 2003, the Company consummated an agreement with Atlantic Security, Inc., a Florida corporation, pursuant to which the Company exchanged all of its 39,805 then issued and outstanding shares of common stock for 39,805,000 shares of the common stock of Atlantic Security, Inc. As a result of the transaction (the "Transaction"), the Company became a wholly owned subsidiary of Atlantic Security, Inc. and all of the shareholders of the Company became stockholders of common stock of Atlantic Security, Inc. The Transaction will be accounted for as an acquisition by the Company and as a recapitalization by Atlantic Security, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: July 24, 2003          Atlantic Security Limited


                            By: /s/ Terence Sulivan
                                -------------------------
                                Terence Sulivan
                                President

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